JP Morgan Healthcare Conference January 2019 Targeting Disease at the Nuclear Pore Exhibit 99.1

Forward-looking Statements and Other Important Information This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the therapeutic potential of and potential clinical development plans and commercialization for Karyopharm’s drug candidates, including the timing of initiation of certain trials, of the reporting of data from such trials, of the submissions to regulatory authorities and of potential commercial launches, the potential availability of accelerated approval pathways, the potential size of the markets for multiple myeloma drugs and multiple myeloma drugs for treatment of patients with relapsed multiple myeloma and Karyopharm’s strategic and financial plans and expectations as well as financial projections for Karyopharm. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Karyopharm’s current expectations. For example, there can be no guarantee that regulators will agree that selinexor qualifies for accelerated approval in the U.S. or conditional approval in the E.U. as a result of the data from the STORM study in patients with penta-refractory myeloma or SADAL study in patients with relapsed/refractory DLBCL or that any of Karyopharm’s drug candidates, including selinexor (KPT-330) and eltanexor (KPT-8602), Karyopharm’s second generation SINE compound, or KPT-9274, Karyopharm’s first-in-class oral dual inhibitor of PAK4 and NAMPT, or any other drug candidate Karyopharm is developing, will successfully complete necessary preclinical and clinical development phases or that development of any of Karyopharm’s drug candidates will continue. Further, there can be no guarantee that any positive developments in Karyopharm’s drug candidate portfolio will result in stock price appreciation. In addition, even if Karyopharm receives marketing approval for selinexor or another drug candidate, there can be no assurance that Karyopharm will be able to successfully commercialize that drug candidate. Management’s expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, many of which are beyond Karyopharm’s control, including the following: Karyopharm’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies, including with respect to the need for additional clinical studies; the ability of Karyopharm or its third party collaborators or successors in interest to fully perform their respective obligations under the applicable agreement and the potential future financial implications of such agreement; unplanned cash requirements and expenditures; development of drug candidates by Karyopharm’s competitors for diseases for which Karyopharm is currently developing its drug candidates; that the markets for multiple myeloma drugs will grow as predicted; and Karyopharm’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing. These and other risks, including those which may impact management’s expectations, are described in greater detail under the heading "Risk Factors" in Karyopharm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, which is on file with the SEC, and in subsequent filings filed by Karyopharm with the SEC. Any forward-looking statements contained in this presentation are for informational purposes only and speak only as of the date hereof. Other than as is required by law, Karyopharm expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Karyopharm’s website is http://www.karyopharm.com. Karyopharm regularly uses its website to post information regarding its business, drug development programs and governance. Karyopharm encourages investors to use www.karyopharm.com, particularly the information in the section entitled “Investors,” as a source of information about Karyopharm. References to www.karyopharm.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.karyopharm.com into this presentation by reference. Unless otherwise noted, this presentation contains data that are interim and unaudited based on site reports. In addition, data included in this presentation have not been updated and are as of the cutoff date for the applicable medical conference presentation. Unless otherwise noted, all reference to market sizes are based on reports from Global Data or Karyopharm internal estimates. Selinexor, eltanexor, KPT-9274 and verdinexor are investigational drugs that have not been approved by the FDA or any other regulatory agency. The safety and efficacy of these drugs has not been established by any agency. ©2019 Karyopharm Therapeutics Inc.

©2019 Karyopharm Therapeutics Inc. Agenda Overview of Karyopharm Review of recently presented clinical data Summary of selinexor tolerability profile Potential commercial opportunity Additional pipeline activities Financial update and expected near-term milestones

Founded 10 years ago by team of highly successful cancer drug developers; Initial public offering in 2013 Novel, focused technology approach with potential for broad clinical applicability Industry leader in targeting nuclear export dysregulation as a mechanism to treat cancer All programs developed in-house; Pivotal clinical data presented in 2018 in multiple myeloma and diffuse large B-cell lymphoma (DLBCL) First NDA with request for accelerated approval in penta-refractory multiple myeloma under Priority Review with FDA (April 6, 2019 PDUFA date) and MAA submission for Europe expected in January 2019; 2nd NDA in relapsed or refractory DLBCL expected in 2019 Ongoing clinical development for lead candidate and next-generation programs in earlier lines of treatment, in combination trials, and in additional tumor types across both hematologic and solid tumor malignancies Numerous data read-outs and potential key milestones expected over the next 12-24 months Karyopharm at a Glance ©2019 Karyopharm Therapeutics Inc.

Progress and Plans to Become an Oncology Leader ©2019 Karyopharm Therapeutics Inc. 2013-2018 Supported the growing body of clinical data for our lead investigational compound 2019 Goals Transition to a commercial oncology company 2020+ Goals Expand commercial position, drive broader utilization and advance follow-on pipeline Advanced lead compound with a novel mechanism of action with broad anti-tumor activity Designed and executed a robust clinical development program with a focus in 4 core cancer types Initiated first set of regulatory filings in preparation for initial commercial launch Initial commercial launch into U.S. market Submit regulatory filings in initial myeloma indication, globally Initiate first set of regulatory filings in DLBCL Expand commercial sales in core markets Initiate regulatory filings and commercial sales into earlier lines of myeloma treatment Advance regulatory filings in solid tumors Advance follow-on pipeline programs

Increases nuclear levels and activation of tumor suppressor proteins Traps oncoprotein mRNA in the nucleus leading to reduced oncoprotein levels Retains activated glucocorticoid receptor in the nucleus Selinexor/SINE Mechanism of Action: Inhibition of XPO11-4 ©2019 Karyopharm Therapeutics Inc. Inhibition of XPO1 impacts tumor cells via 3 core mechanisms 1 Gupta A, et al. Therapeutic targeting of nuclear export inhibition in lung cancer. J Thorac Oncol. 2017;12(9):1446-1450. 2 Sun Q, et al. Inhibiting cancer cell hallmark features through nuclear export inhibition. Signal Transduct Target Ther. 2016;1:16010. 3 Gandhi UH, et al. Clinical implications of targeting XPO1-mediated nuclear export in multiple myeloma. Clin Lymphoma Myeloma Leuk. 2018;18(5):335-345. 4 Gravina GL, et al. Nucleo-cytoplasmic transport as a therapeutic target of cancer. J Hematol Oncol. 2014;7:85. Selinexor

All Oral Pipeline



AREA OF THERAPY
PRECLINICAL
PHASE I
PHASE II
PHASE III
COMMERCIAL RIGHTS
HEMATOLOGIC MALIGNANCIES
Multiple Myeloma
Relapsed/refractory | BOSTON
SELINEXOR + VELCADE[1]
Penta-refractory | STORM
SELINEXOR[2]
Relapsed/refractory and front-line | STOMP
SELINEXOR + BACKBONE THERAPIES[3]
Diffuse Large B-cell Lymphoma | SADAL
SELINEXOR
Granted Priority Review by FDA with PDUFA Date of April 6, 2019
Granted Fast Track designation
SOLID TUMOR MALIGNANCIES
Liposarcoma | SEAL
SELINEXOR
Endometrial Cancer | SIENDO[4]
SELINEXOR
Glioblastoma | KING
SELINEXOR
ADDITIONAL ONCOLOGY PROGRAMS
MDS, CRC, PrC
ELTANEXOR
Solid Tumors & Lymphoma
KPT-9274
OTHER INDICATIONS
Lymphoma in Companion Animals
VERDINEXOR
Karyopharm Therapeutics
ono
Japan*
ANTENGENE
China**
ANTENGENE
China***
ANIVIVE LIFESCIENCES ****

Oral SINE compound and XPO1 inhibitor **KPT-350** acquired by **Biogen** for treatment of certain neurological and neurodegenerative conditions, including ALS, in Jan 2018

[1] Oral selinexor, Velcade® (bortezomib) and dexamethasone vs. Velcade and dexamethasone
[2] Oral selinexor + dexamethasone
[3] Oral selinexor and dexamethasone + Revlimid® (lenalidomide), Pomalyst® (pomalidomide), Velcade, Kyprolis® (carfilzomib) or Darzalex® (daratumumab)
[4] Investigator-sponsored randomized Phase III trial

*Territories: Japan, S. Korea, Taiwan, Hong Kong, and ASEAN countries.
** Antengene licensed rights to selinexor and eltanexor in China and Macau.
*** Antengene licensed rights to KPT-9274 and verdinexor in mainland China, Macau, Taiwan, Hong Kong, South Korea, and the ASEAN countries.
**** Anivive holds exclusive worldwide rights to research, develop and commercialize verdinexor only for the treatment of cancer in companion animals

©2019 Karyopharm Therapeutics Inc.
7

Selinexor Clinical Data Update Multiple Myeloma Diffuse Large-B Cell Lymphoma (DLBCL)

Planned Selinexor Development Strategy in Multiple Myeloma ©2019 Karyopharm Therapeutics Inc. Phase 2b STORM study1 addressing patients with penta-refractory2 myeloma Disease refractory to PIs, IMiDs and Darzalex® Highest unmet medical need in multiple myeloma 1 Evaluating selinexor with low-dose dexamethasone. 2 Patients who have previously received two PIs, Velcade® (bortezomib) and Kyprolis® (carfilzomib), and two IMiDs, Revlimid® (lenalidomide) and Pomalyst® (pomalidomide), and the anti-CD38 monoclonal antibody Darzalex® (daratumumab), and their disease is refractory to at least one PI, at least one IMiD, and Darzalex®, and their most recent therapy. Pivotal Phase 3 BOSTON study addressing patients with relapsed or refractory disease following 1-3 prior lines of therapy Selinexor combined with once-weekly Velcade® and low-dose dexamethasone Phase 1b/2 STOMP as a potential backbone therapy in combination with standard approved therapies Selinexor and low-dose dexamethasone combined with Revlimid®, Pomalyst®, Velcade®, Kyprolis® or Darzalex® Future Phase 2/3 studies in combination for labeling

Single-arm clinical trial evaluating selinexor in combination with low-dose dexamethasone in patients2 with penta-refractory3 myeloma STORM1: A Phase 2b Study In Refractory Myeloma 1 Selinexor Treatment of Refractory Myeloma 2  Median 7 prior regimens 3 Patients who have previously received two PIs, Velcade® (bortezomib) and Kyprolis® (carfilzomib), and two IMiDs, Revlimid® (lenalidomide) and Pomalyst® (pomalidomide), and the anti-CD38 monoclonal antibody Darzalex® (daratumumab), and their disease is refractory to at least one PI, at least one IMiD, and Darzalex®, and their most recent therapy. ©2019 Karyopharm Therapeutics Inc. Selinexor received Fast Track designation and Priority Review from the FDA for this indication with PDUFA date of April 6, 2019 MAA expected to be filed in Europe in January 2019

STORM: A Phase 2b Study In Refractory Myeloma[1,2]

Penta-refractory (n=122)

OVERALL RESPONSE RATE[1]

26.2%

INCLUDING:

2 sCRs (w/MRD-)

6 VGPRs

24 PRs

- Patients had been treated with a median of **7** prior regimens prior to selinexor
- Duration of response: **4.4** months[1]
- Responses were typically rapid in onset (**~4** weeks)
- **68%** of patients were confirmed to be refractory to all five of the standard of care myeloma drugs: Revlimid®, Velcade®, Pomalyst®, Kyprolis®, and Darzalex®

OVERALL SURVIVAL BY GROUP



Percent survival
100
50
0
0
5
10
15
20
Months Following Initiation of Sd Treatment
All (N=122)
≥MR (N=48)
PD/NE (N=26)
15.6 months
1.7 months
8.6 months

Safety:

- As anticipated, the most common non-hematologic AEs were fatigue, nausea, reduced appetite, and weight loss; primarily low grade and manageable with standard supportive care and/or dose modification
- The most common hematologic AEs were Grade ≥3 cytopenias and were generally not associated with clinical sequelae
- No significant major organ toxicities were observed; low bleeding rates and low infection rates

[1] As confirmed by an Independent Review Committee. [2] Chari A, et al. ASH 2018 Abstract 598.

©2019 Karyopharm Therapeutics Inc.

11

Ongoing randomized, open-label clinical trial evaluating once weekly selinexor and Velcade® (bortezomib) plus low-dose dex versus standard twice-weekly Velcade® plus low-dose dex in patients with relapsed or refractory MM, who have had 1-3 prior lines of therapy BOSTON1: A Phase 3 Study as 2nd Line+ Treatment in Myeloma 1 Bortezomib, Selinexor and dexamethasone 2 Pts must have achieved ≥PR, and completed proteasome inhibitor therapy at least 6 months prior. 3 Pending PFS events ©2019 Karyopharm Therapeutics Inc. Enrollment now completed with top-line data expected by end of 20193

STOMP[1]: A Phase 1b/2 Study in Myeloma

SRd

SEL: 60mg QW
REV: 25mg QD
DEX: 40mg QW

Revlimid® Combination

SPd

SEL: 60 or 80mg QW
POM: 2-4mg QD
DEX: 40mg QW

Pomalyst® Combination

SVd

SEL: 100mg QW
VEL: 1.3mg/m^2 SC QW
DEX: 40mg QW or 20mg BIW

Same regimen as in the BOSTON Study

Velcade® Combination

SKd

SEL: 80 or 100mg QW
KYP: 56 or 70 mg/m^2 IV QW
DEX: 40 mg QW

Kyprolis® Combination

SDd

SEL: 100mg QW
DARZ: 16mg/kg IV QW
DEX: 40mg QW

Darzalex® Combination

Based on positive results of this combination in the relapsed setting, Karyopharm initiated a new, front-line arm in June 2018

Continued data read-out at future medical meetings in 2019

Ongoing multi-arm clinical trial evaluating selinexor and low-dose dex in combination with several currently marketed "backbone" therapies[2] in patients with relapsed or refractory MM

[1] Selinexor and Backbone Treatments of Multiple Myeloma Patients; dosing regimens represent recommended Phase 2 dose (RP2D) in RRMM for SRd, SVd and SDd. RP2D has not been determined for other study arms.
[2] Revlimid®, Pomalyst®, Velcade®, Kyprolis® or Darzalex®

©2019 Karyopharm Therapeutics Inc.
13

STOMP[1]: A Phase 1b/2 Study in Myeloma

In combination with a proteasome inhibitor

Selinexor + Velcade® + dex (SVd)[2]
(n=19 "BOSTON" Type Patients)


Overall Response Rate
100%
75%
50%
84%
n=19
63%
Selinexor + Velcade + dex: Non-refractory to PIs 4
Benchmark Study: Velcade + dex (twice weekly) 5


PFS (Months)
20
15
10
5
17.8
n=18
9.0
Selinexor + Velcade + dex: Non-refractory to PIs 4
Benchmark Study: Velcade + dex (twice weekly) 5

In combination with an anti-CD38 mAb

Selinexor + Darzalex® + dex (SDd)[3]
(n=28 Most Triple/Quad Refractory)


Overall Response Rate
100%
75%
50%
25%
79%
n=24
29%
Selinexor + Darzalex + dex: Darzalex-naïve
Benchmark Study: Darzalex alone 6

Safety:

- Predictable and manageable tolerability profile; results consistent with those reported from other selinexor studies
- Most common Grade 1/2 AEs were constitutional symptoms (e.g. nausea, fatigue, anorexia)
- Most common Grade 3/4 AEs were cytopenias (e.g. thrombocytopenia, neutropenia, anemia)
- In the selinexor + Velcade+ dex arm (SVd), peripheral neuropathy across all patients was Grade 1/2 and limited to six patients (14%)[7]

Provides strong rationale for further clinical investigation of selinexor in combination with standard, approved therapies[8]

Note: The STORM study does not include any arms studying current myeloma backbone therapies without the combination of selinexor. The purpose of displaying the "Benchmark" data above for Velcade and Darzalex is to highlight that the clinical results from STORM reported to date strongly support ongoing / additional clinical investigation of selinexor in combination regimens

[1] Selinexor and Backbone Treatments of Multiple Myeloma Patients. [2] Bahlis NJ, et al. Blood 2018. [3] Gasparetto C, et al. ASH 2018. Abstract 599. [4] Patient population eligible for Phase 3 BOSTON study. [5] Dimopoulos MA et al., Lancet 2016. [6] Lonial et al., Lancet 2016. [7] Five of six had prior Velcade exposure. [8] Revlimid®, Pomalyst®, Velcade®, Kyprolis® or Darzalex®.

©2019 Karyopharm Therapeutics Inc.
14

STOMP[1]: A Phase 1b/2 Study in Myeloma

In combination with immunomodulatory drugs

Selinexor + Revlimid® + dex (SRd)[2]
(n=16 ≥ 2nd Line)


Overall Response Rate
100%
75%
50%
92%
n=12
67%
Selinexor + Revlimid + dex: Revlimid-naïve
Benchmark Study: Revlimid + dex 4

Selinexor + Pomalyst® + dex (SPd)[3]
(n=34)


Overall Response Rate
75%
50%
25%
54%
n=26
29%
Selinexor + Pomalyst +dex: Pomalyst-naïve and Revlimid Relapsed or Refractory
Benchmark Study: Pomalyst + dex 5


PFS (Months)
12
8
4
0
12.2
n=26
3.6
Selinexor + Pomalyst +dex: Pomalyst-naïve and Revlimid Relapsed or Refractory
Benchmark Study: Pomalyst + dex 5

Safety:

- Predictable and manageable tolerability profile; results consistent with those reported from other selinexor studies
- Most common Grade 1/2 AEs were constitutional events (e.g. nausea, fatigue, anorexia)
- Most common Grade 3/4 AEs were cytopenias (e.g. thrombocytopenia, neutropenia, anemia)
- **Exploring frontline setting:** Initiated new ***all oral*** arm evaluating selinexor + Revlimid® + dex in newly diagnosed patients

Provides strong rationale for further clinical investigation of selinexor in combination with standard, approved therapies[8]

Note: The STORM study does not include any arms studying current myeloma backbone therapies without the combination of selinexor. The purpose of displaying the "Benchmark" data above for Revlimid and Pomalyst is to highlight that the clinical results from STORM reported to date strongly support ongoing / additional clinical investigation of selinexor in combination regimens

[1] Selinexor and Backbone Treatments of Multiple Myeloma Patients. [2] White D, et al. ASH 2017. Abstract 1861. [3] Chen C, et al. ASH 2018. Abstract 1993. [4] Stewart et al. NEJM 2015. [5] Pomalyst Package Insert. [6] Revlimid®, Pomalyst®, Velcade®, Kyprolis® or Darzalex®.

©2019 Karyopharm Therapeutics Inc.
15

SADAL1: A Phase 2b Study In DLBCL Ongoing open-label clinical trial evaluating selinexor in patients with relapsed or refractory (≥3rd line) DLBCL; Approximately 50% of patients with GCB-DLBCL 1 Selinexor Against Diffuse Aggressive Lymphoma ©2019 Karyopharm Therapeutics Inc. Enrollment completed and top-line data reported at ASH 2018 Fast Track designation granted by FDA N≈127 selinexor twice weekly (4 week cycle) 60 mg Oral Selinexor Relapsed or Refractory or Transformed DLBCL For patients who have received two-to-five prior therapies, who are not currently eligible for hematopoietic stem cell transplantation Includes patients with GCB and non-GCB subtypes

SADAL: A Phase 2b Study In DLBCL[1,2]

Selinexor 60mg twice weekly (n=115[3])

OVERALL RESPONSE RATES

All Patients	**29.6%** (n=115)	**CRs 9.6%** **PRs 20.0%**
Genetic Subsets	**34%** GCB (n=53)	**21%** non-GCB (n=57)

Note:5 additional patients had an unclassified subtype of which 4 had PRs

DURABILITY OF RESPONSE

- Median DOR was **9.2** months
- Most responses at first scan (~**2** months)

OVERALL SURVIVAL BY GROUP



All Patients (N=115)
CR/PR (N=34)
PD/NR (N=73)
29.7 Months
9.1 Months
3.2 Months
Percent survival
100
75
50
25
0
0
6
12
18
24
30
36
Months

Next Steps:

Planned NDA submission in 2019

Safety:

- Most common treatment related non-hematologic AEs were fatigue, nausea and anorexia, primarily Grade 1/2, and most were manageable with dose modifications and/or supportive care
- Most common Grade 3/4 AEs were thrombocytopenia, anemia, and neutropenia, and most were also manageable with dose modifications and/or supportive care

[1] Per Lugano Classification (Cheson, 2014); as adjudicated by an Independent Central Radiological Review Committee [2] Maerevoet M, et al. ASH 2018. Abstract 1677. [3] An additional 12 patients remained on treatment as of the data cutoff date of November 15, 2018 but had not reached their first response assessment and are not included in the top-line efficacy analyses.

©2019 Karyopharm Therapeutics Inc.

17

Selinexor: A Growing Body of Safety Data Side effects of dosing regimens utilized in key Phase 2 and 3 trials (e.g., BOSTON, STORM, STOMP, SADAL and SEAL) were generally predictable and often managed with dose adjustments or supportive care, particularly when used once weekly in combination regimens Major organ toxicities were not prominent in clinical studies No clinically significant cumulative toxicities in clinical studies Combination regimens have demonstrated additive or synergistic activity in studies with potential to re-sensitize malignancies to prior therapies with predictable and manageable tolerability profile ©2019 Karyopharm Therapeutics Inc.

©2019 Karyopharm Therapeutics Inc. STORM1 STOMP – Darzalex® Combination Arm2 STOMP – Velcade® Combination Arm3 SADAL4 SEAL5 Disease Setting Relapsed/Refractory Multiple Myeloma Relapsed/Refractory Multiple Myeloma Relapsed/Refractory Multiple Myeloma Relapsed/Refractory DLBCL Relapsed/Refractory Liposarcoma # of Patients Reported to Date 123 25 26 128 26 Median Lines of Prior Treatment 7 3 3 2 2 Dose / Schedule of Selinexor 80 mg, twice per week 100 mg, once per week 100 mg, once per week 60 mg, twice per week 60 mg, twice per week Incidence of Select Grade 3 & 4 Adverse Events Nausea: 9.8% Fatigue: 18.7% Thrombocytopenia: 53.7% Neutropenia: 18.7% Nausea: 4% Fatigue: 12% Thrombocytopenia: 44.0% Neutropenia: 24.0% Nausea: 0% Fatigue: 23.1% Thrombocytopenia: 30.8% Neutropenia: 19.2% Nausea: 6.3% Fatigue: 9.4% Thrombocytopenia: 35.2% Neutropenia: 20.3% Nausea: 3.8% Fatigue: 3.8% Thrombocytopenia: 11.5% Neutropenia: 7.7% Selinexor Tolerability Profile Across Diseases and Dosage / Schedule in Clinical Studies 1 Chari A, et al. ASH 2018 Abstract 598. 2 Gasparetto, et al. ASH 2018. Abstract 599. 3 Bahlis NJ, et al. Blood 2018. 4Maerevoet M, et al. ASH 2018 Abstract 1677 5 Gounder M, et al. ASCO 2018 Abstract 11512 Non Heme Heme

Sizing the Commercial Opportunity Multiple Myeloma DLBCL

Deaths occur in the U.S. each year1 ~13,000 Relapsed or refractory patients are treated with drug-therapy annually3 An estimated 36,000 (U.S.) and 41,000 (EU5) people worldwide are diagnosed annually2 86,000 An estimated 30,000 people in the US are diagnosed annually1 An estimated 1 American Cancer Society 2 Becker, N. Recent Results Cancer Res. 2011;183:25-35. doi: 10.1007/978-3-540-85772-3_2 3 Decision Resources Multiple Myeloma Landscape and Forecast, 2018 Multiple Myeloma Multiple myeloma is a cancer of plasma cells. Normal plasma cells are found in the bone marrow and make antibodies that help the body attack and kill germs1 Myeloma is characterized by low blood counts (e.g., anemia), bone and calcium problems, infections, and kidney problems1 ©2019 Karyopharm Therapeutics Inc.

Total WW Market for Myeloma Drugs is >$17B[1] Annually with Significant Opportunity for Numerous Brands in the Refractory Setting

Drug	Year Launched (U.S.)[1]	Initial Myeloma Indication Settings[1]	Current Myeloma Indication Settings[1]	2018 Projected WW Sales[1]
Revlimid®	2006	2L	1L, Maintenance	$9.7B
Velcade®	2003	3L	1L	$2B (Peak of $2.6B in 2014)
Darzalex®	2015	3L (3 prior lines or refractory to PI and IMiD)	1L , 2L, 3L (+Pd), 3L mono (3 prior lines or refractory to PI and IMiD)	$2B
Pomalyst®	2013	2L (post RVd)	2L (post RVd)	$2B
Kyprolis®	2012	2L (post RVd)	2L - 4L (+d or Rd), 2L (mono)	$1.1B
Ninlaro®	2015	2L	2L	$670M



Estimated U.S. Patient Share of Multiple Myeloma Drugs, By Line of Therapy2
80%
60%
40%
20%
0%
70%
56%
4%
4%
5%
3%
34%
24%
23%
13%
13%
25%
30%
16%
28%
11%
13%
20%
20%
12%
32%
12%
12%
34%
1st Line
2nd Line
3rd Line
4th Line+
Revlimid Containing
Velcade Containing
Darzalex Containing
Kyprolis Containing
Ninlaro Containing
Pomalyst Containing

Bars are not mutually exclusive; a regimen containing two agents would appear in bars for both agents

Note: R= Revlimid®, V= Velcade®, P= Pomalyst ®, d= dexamethasone, PI= Proteasome Inhibitor, IMid = Imuunonmodulatory drug

[1] Evaluate Pharma Accessed December, 2018 [2] Intrinsiq, Drug Combo LOT Monthly, Oct 2018

©2019 Karyopharm Therapeutics Inc.

22

Diffuse Large B-Cell Lymphoma

DLBCL is an aggressive lymphoma that can arise in lymph nodes or outside of the lymphatic system, in the gastrointestinal tract, testes, thyroid, skin, breast, bone, or brain[1]

DLBCL is characterized by painless, rapid swelling in the neck, underarms, or groin that is caused by enlarged lymph nodes[1]



An estimated

25,000

people in the U.S. are diagnosed annually[2,3]

In the U.S., Japan and EU5, an estimated

58,000

people will be diagnosed with DLBCL in 2018[4]

Overall

~60%

of patients are cured, but the remainder have limited treatment options and eventually succumb to their disease[5]

An estimated

18,000 (U.S.) and 12,000 (EU5)

Relapsed or refractory patients are treated with drug-therapy annually[6]

[1] Lymphoma Research Foundation [2] ACS Cancer Facts and Figures 2015 [3] Swerdlow SH, et al. WHO Classification of Tumours of Haematopoietic and Lymphoid Tissues. Lyon: International Agency for Research on Cancer (IARC); 2008 [4] Global Data [5] Kantar Health [6] Decision Resources NHL and CLL Landscape and Forecast, 2018

©2019 Karyopharm Therapeutics Inc.

23

Total Major Market Sales for DLBCL Drugs Expected to Grow from $1.9B in 2016 to Over $4B by 20221 ©2019 Karyopharm Therapeutics Inc. Total sales in the relapsed / refractory (R/R) setting are expected to exceed $1B by 2026 with the expectation of new, approved drugs coming to market1 1 Decision Resources NHL and CLL Landscape and Forecast, 2018 2 Intrinsiq, Drug Combo LOT Monthly, Oct 2018 Bars are not mutually exclusive; a regimen containing two agents would appear in bars for both agents

©2019 Karyopharm Therapeutics Inc. Key Features of Selinexor in Clinical Studies Provide Foundation for Potential Future Commercial Success Single agent activity demonstrated across multiple tumor types In multiple myeloma, selinexor has been studied in combination with dexamethasone Durable responses achieved in MM and DLBCL and associated with prolonged survival Novel mechanism of action Combination regimens have demonstrated additive or synergistic activity in studies with potential to re-sensitize malignancies to prior therapies Predictable and manageable tolerability profile without significant major organ toxicities observed Side effects generally predictable and often managed with dose adjustments or supportive care Oral administration Infrequently dosed – once or twice per week depending on disease setting Patent life through 2032+ Despite available treatments, virtually all myeloma patients and roughly 40% of DLBCL patients will have progressive disease and require additional treatment options Key Selinexor Features

Building Commercial Capabilities

Preparing for potential U.S. launch of selinexor

Commercial Leadership Team
Fully hired in 2018 across sales, marketing and market access functions

U.S. Sales Force
~65 oncology sales specialists and ~8 nurse educators hired in December 2018 with start dates set for January 2019

Distribution Model Established
Industry-leading, cancer-focused, specialty pharmacies selected to support selinexor distribution efforts immediately following potential FDA approval

Initial Payer Discussions
Account Management team has initiated discussions with payers in preparation for potential Q2 U.S. launch

Developing commercial partnerships in parallel to serve global markets

Ono Pharmaceutical Co. Ltd.
Licensing transaction for selinexor and eltanexor in all oncology indications in **Japan** and other Asian countries[1]

Antengene Corporation
Licensing transaction for selinexor, eltanexor, verdinexor and KPT-9274 in **China** and other Asian countries[2]

Europe and Other Key Markets
Seeking potential collaboration arrangements with commercial partners; analyzing potential for Karyopharm to commercialize in select European markets

Karyopharm is committed to working across the globe to bring novel therapies to patients

[1] Transaction includes Japan, South Korea, Taiwan, Hong Kong and ASEAN countries.
[2] Transaction includes China and Macau for selinexor and eltanexor and China, Macau, Taiwan, Hong Kong, South Korea and the ASEAN countries for verdinexor and KPT-9274.

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Future Opportunities and Additional Highlights

Selinexor in Solid Tumor Malignancies ©2019 Karyopharm Therapeutics Inc. Selinexor in Liposarcoma Selinexor in Endometrial Cancer Ongoing Phase 3 SEAL study; randomized, double-blind trial evaluating single-agent selinexor versus placebo in patients with advanced unresectable dedifferentiated liposarcoma after at least two systemic therapies Primary endpoint: PFS (crossover from placebo to selinexor is allowed) Top-line data expected by the end of 2019 Selinexor achieved PFS of 5.5 months versus 2.7 months for placebo in Phase 2 (n=56), HR=0.67 (RECIST v1.1)1 Ongoing Phase 3 SIENDO study; investigator-sponsored trial evaluating once weekly selinexor as a maintenance therapy versus placebo in patients with endometrial cancer after first- or second-line chemotherapy Top-line data expected in 2020 Achieved 45% DCR, 3 months mPFS and 8 months mOS in Phase 2 SIGN study (n=20)2 1 Gounder, M, et al. ASCO 2018. Abstract 11512. 2 Vergote, I, et al. ESMO 2016. Abstract 8540.

Cancer Type Dose N DCR (%) PR (%) SD > 12 Weeks (%) Ovarian (platinum refractory; median 6 priors) ~60 mg (BIW)2 18 11 (61%) 2 (11%) ~85 mg (BIW)2 22 10 (45%) 3 (14%) ~85 mg (QW)3 19 8 (42%) 3 (16%) All Doses 59 29 (49%) 8 (14%) 21 (36%) Endometrial (median 2 priors) ~85 mg (BIW)2 20 9 (45%) 3 (15%) 6 (30%) SIGN: A Phase 2 Study in Heavily Pretreated Gynecological Malignancies1 1Presented at ESMO Congress 2016 by Prof Ignace Vergote. 2Actual dose 35 mg/m2; 3Actual dose 50 mg/m2 Responses were adjudicated according to the Response Evaluation Criteria in Solid Tumors (RECIST v1.1) based on interim unaudited data – DCR=Disease Control Rate (CR+PR+SD≥12); Data as of September 2, 2016 ©2019 Karyopharm Therapeutics Inc. Single-agent selinexor demonstrated robust clinical benefit and favorable tolerability in patients with heavily pre-treated gynecologic cancers Safety: As anticipated, the most common non-hematologic AEs were fatigue, nausea, and weight loss; primarily low grade and manageable with standard supportive care and/or dose modification The most common hematologic AEs were Grade ≥3 cytopenias and were generally not associated with clinical sequelae No significant major organ toxicities were observed; low bleeding rates and low infection rates

Other Pipeline Programs Eltanexor (KPT-8602) Oral dual Inhibitor of PAK4 and NAMPT In Phase 1 clinical testing in advanced solid tumors Generally well tolerated (n=21) with early signals of anti-tumor activity Additional supportive preclinical research presented at ASH 2017 KPT-9274 ©2019 Karyopharm Therapeutics Inc. Oral, 2nd generation SINE compound Preclinical results show substantially less brain penetration versus selinexor In Phase 1/2 clinical testing; reported updated data from Phase 1 portion at ASH 2017 and CRC data at ESMO 2018 Adverse events were generally manageable and predictable to date in >50 patients Expanding development to include myelodysplastic syndrome (MDS), colorectal cancer (CRC) and castrate-resistant prostate cancer (crPC)

$330M Into 2Q 2020 BALANCE SHEET SHARES OUTSTANDING 31-Dec-20181 EXPECTED RUNWAY WITH CASH ON HAND Financial Highlights ©2019 Karyopharm Therapeutics Inc. Cash, cash equivalents and investments – Dec 20181 70M fully diluted 61M 1 Unaudited.

Expected Milestones: Looking Ahead to an Event-Driven 2019-20

SELINEXOR — Hematologic Malignancies

Multiple Myeloma
(Penta-refractory[1])

- MAA submission[2] – Jan 2019
- ODAC meeting – end of Feb 2019
- PDUFA date – April 6, 2019[3]
- Launch in the U.S.[4] – 1H 2019
- EMA approval – end of 2019

Multiple Myeloma
(Relapsed/refractory; 1-3 prior lines of therapy)

- ✓ Completion of BOSTON accrual
- Provide updates for Phase 1b/2 STOMP study at future medical meetings
- Top-line Phase 3 BOSTON data – end of 2019[5]
- NDA submission[6] – 2020

DLBCL
(Relapsed/refractory)

- NDA and MAA submissions[2,3] – 2019
- Launch in the U.S.[4] – 1H 2020

SELINEXOR — Solid Tumor Malignancies

Liposarcoma
(Relapsed/refractory)

- Top-line Phase 3 SEAL data – end of 2019
- NDA submission[3,7] – 2020

Endometrial Cancer
(Maintenance after first- or second-line therapy)

- Top-line Phase 3 SIENDO[8] data – 2020

Other Programs

- **Eltanexor:** Report additional Phase 2 solid tumor data – 1H 2019
- **KPT-9274:** Report updated Phase 1/2 safety and tolerability data – 2Q 2019

[1] Patients who have previously received two PIs, Velcade® (bortezomib) and Kyprolis® (carfilzomib), and two IMiDs, Revlimid® (lenalidomide) and Pomalyst® (pomalidomide), and the anti-CD38 monoclonal antibody Darzalex® (daratumumab), and their disease is refractory to at least one PI, at least one IMiD, and Darzalex®, and their most recent therapy. [2] With request for conditional approval (EU). [3] With request for accelerated approval (U.S.). [4] Assuming FDA approval. [5] Pending PFS events. [6] Assuming positive outcome from Phase 3 BOSTON study. [7] Assuming positive outcome from Phase 3 portion of SEAL study. [8] Investigator-sponsored trial.

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©2019 Karyopharm Therapeutics Inc. Summary of Karyopharm 1st in class, novel, oral lead compound with demonstrated single-agent and synergistic combination activity Positive clinical data recently presented in MM and DLBCL Fast Track designation (MM and DLBCL) and Priority Review (MM: PDUFA date of April 6, 2019) Advancing clinical strategy through combination studies and in solid tumors Preparing to transition to a commercial oncology company in 2019 with expectation of effectively competing in the ~$17B multiple myeloma and ~$2B DLBCL WW pharmaceutical markets Numerous data read-outs and potential key milestones expected over the next 12-24 months

Thank You